UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

Umami Sustainable Seafood Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-52401	98-0636182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1230 Columbia St., Suite 1100
San Diego, CA 92101
(Address of principal executive offices) (zip code)

(619) 544-9177
 (Registrant’s telephone number, including area code)

405 Lexington Ave.
26th Floor, Suite 2640
New York, New York 10174
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On January 31, 2011, Umami Sustainable Seafood Inc., (the "Company") dismissed Ramirez Jimenez International, formally known as Ramirez International, as its independent registered public accounting firm and appointed McGladrey & Pullen LLP as its new independent registered public accounting firm, subject to final completion of McGladrey & Pullen LLP's client acceptance procedures. The decision to dismiss Ramirez Jimenez International and to retain McGladrey & Pullen LLP was approved by the Company's Board of Directors on January 31 2011.

Ramirez Jimenez International’s report on the Company's consolidated financial statements for the fiscal years ended June 30th, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company's fiscal years ended June 30th, 2010 , June 30th 2009 and through January 31, 2011, there were no disagreements with Ramirez Jimenez International on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ramirez Jimenez International’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such period.

During the Company’s years ended June 30th, 2010 and 2009 and through January 31, 2011, there were no “reportable events” (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.  As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided Ramirez Jimenez International with a copy of the foregoing disclosures and has requested that Ramirez Jimenez International review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K.

During the Company’s years ended June 30th, 2010 and 2009 and through January 31, 2011, neither the Company nor anyone on its behalf consulted McGladrey & Pullen LLP  regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey & Pullen LLP  concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMAMI SUSTAINABLE SEAFOOD INC.

February 3, 2011	By:	/s/ Daniel G. Zang
Name: Daniel G. Zang
Title: Chief Financial Officer